SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    August 6, 2008

Pop Starz Ventures 1, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE		22-3976479
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o CFO Advisory Group Inc.

275 Madison Avenue

4th and 6th Floor

New York, NY 10016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(404) 421-7111

(ISSUER TELEPHONE NUMBER)

150 East Angeleno Avenue, #1426

Burbank, California 91502

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On August 6, 2008 (the "Effective Date"), pursuant to the terms of a Stock Purchase and Sale Agreement, CFO Advisory Group, Inc., purchased a total of 1,050,100 shares of the issued and outstanding common stock of Pop Starz Ventures 1, Inc. (the "Company") from Michelle Tucker, (the “Seller”), for an aggregate of $49,000 in cash. The total of 1,050,100 shares represented 100% of the shares of issued and outstanding common stock of the Company at the time of transfer. As part of the acquisition, and pursuant to the Stock Purchase and Sale Agreement, the following changes to the Company's directors and officers have occurred:

o	As of August 6, 2008 Steve Latham, and Richard Foisy, CPA, and Ben Stanley were appointed to the Board of Directors of the Company.
o	Michelle Tucker then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer effective August 6, 2008.
o	As of August 6, 2008 Richard Foisy, CPA was appointed as the Company’s Chief Financial Officer, Secretary, and Treasurer.
o	As of August 6, 2008, Steve Latham was appointed as the Company’s President, and Chief Executive Officer.

In connection with the change in control, the Company changed its executive offices to c/o CFO Advisory Group, Inc., 275 Madison Avenue, 4th and 6th Floor, New York, NY 10016.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Michelle Tucker resigned as a member of the Company's Board of Directors effective as of August 6, 2008. Michelle Tucker also resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, and Director, effective August 6, 2008. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Steve Latham was appointed to the Company’s Board of Directors, President, and Chief Executive Officer each as of August 6, 2008.

Richard Foisy, CPA was appointed to the Company’s Board of Directors, Chief Financial Officer, Secretary, and Treasurer each as of August 6, 2008.

Steve Latham President/CEO Mr. Latham was a highly acclaimed custom residential builder. Steve specialized in estate homes customized in the Williamsburg architectural style.  The Latham family was at one time the largest framing contractor for Ryan Homes International.

 In Georgia, Steve is currently developing the award winning Georgetown Resort Community in Gwinnett County.  The Community features water falls, lakes, walking trails, and a 13,000 square foot community center.  The Latham family consisting of Steve, his brother Shawn, and his father Glen has over twenty five years experience is residential, commercial, and land development.

Richard Foisy, CPA graduated from the University of Georgia Summa Cum Laude in 1973 with a major in accounting.  Richard is a Certified Public Accountant (CPA) and a Certified Internal Auditor (CIA).  He served as an Operational Auditor for the Inspector General’s Office for both the State of Georgia and U.S. Treasury Department.

His tax and forensic accounting background was obtained while serving as an IRS Revenue Agent in the Atlanta metro area.  Mr Foisy has served as Chief Financial Officer for both Domestic and International corporations seeking SEC stock registration. He currently has over ten years experience in residential and commercial land development.

Ben Stanley Mr. Stanley experiences range from high-end corporate financing to bond origination with Client relationships with large institutions such as Principal Financial Group, Merrill Lynch and others.  Mr. Stanley has facilitated and originated projects, corporate and bond financing for more than 18 years.

.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.
	2.1	Stock Purchase and Sale Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Pop Starz Ventures 1, Inc.

By:	/s/Steve Latham
Steve Latham President, Chief Executive Officer

Dated: August 25, 2008

Exhibit 2.1

STOCK PURCHASE AND SALE AGREEMENT

THIS AGREEMENT is entered into this ___ day of August, 2008 by and between CFO Advisory Group, Inc, a Georgia Corp. located at 242 Culver Street, Suite 200 Lawrenceville, GA. 30045 (the "Buyer”) and Michelle Tucker, a Florida resident located at 150 E. Angeleno Ave # 1426 Burbank, CA 91502 and those selling shareholders including the Tucker Family Spendthrift Trust and Pop Starz Inc., as set forth on Exhibit A (the “Sellers”).

RECITALS

WHEREAS, the Sellers are the legal or beneficial owners of 1,050,100 shares (the “Securities”) of common stock of Pop Starz Ventures 1, Inc. (the “Company”) a Delaware corporation with an address of 150 E. Angeleno Ave. # 1426 Burbank, CA 91502, (the “Company"), which represents 100 % of the issued and outstanding shares of  common stock of the Company; and

WHEREAS, Seller desires to sell and transfer to Buyer and Buyer desires to purchase in accordance with the terms and conditions set forth herein, a total of 1,050,100 shares of common stock out of the total 1,050,100 issued and outstanding shares of common stock in the Company; and

WHEREAS, it is in the best interest of the Company and its continued operations to enter into this transaction.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

ARTICLE I

DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article 1: -

“Best Efforts”—the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible, provided, however, that an obligation to use Best Efforts under this Agreement does not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions.

“Breach”—a “Breach” of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term “Breach” means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

“Default”- the failure to pay any portion of the Purchase Price within the time frame set forth in this Agreement or the failure to deliver the common stock as required in the agreement.

“Proceeding”—any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

“Threatened”—a claim, Proceeding, dispute, action, or other matter will be deemed to have been “Threatened” if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

ARTICLE II

PURCHASE AND SALE OF SECURITIES AND SECURITY

Section 2.1

SALE OF SECURITIES:

Subject to the terms and conditions set forth in this Agreement, Sellers shall transfer and convey the Securities to Buyer, free and clear of any and all liens, claims, and encumbrances, except for any restrictive legends appearing on any of the stock certificates.

Section 2.2

CONSIDERATION:

(a)

As payment for the transfer of the Securities by Seller to Buyer, Buyer shall deliver the sum of Forty Nine Thousand Dollars ($49,000) (the “Purchase Price”), and Seller shall deliver the Securities (1,050,100 shares) to the escrow agent. It is agreed and understood that the Selling Shareholders shall not be required to transfer any portion of the Securities unless and until the required consideration has been paid.  .

ARTICLE III

PRECONDITIONS TO CLOSING/DUE DILIGENCE

Section 3.1

CONDITIONS TO CONSUMMATION OF THE TRANSACTION:  The respective obligations of the parties with respect to this Transaction shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation,

(a) execution of this Stock Purchase Agreement by all parties;

(b) absence of pending or threatened litigation, investigations or other matters affecting the Sellers, the Buyer or the Transaction; and

(c) satisfactory completion by the Buyer and the Seller of a due diligence investigation of the other party.

Section 3.2

DUE DILIGENCE:  BUYER shall  have the opportunity to conduct due diligence to its satisfaction and have the opportunity to ask questions and receive satisfactory responses from Sellers and have the opportunity to review such documents and records as BUYER deems necessary to consummate this transaction.

Section 3.3

CONDITIONS PRECEDENT TO BUYER’S OBLIGATION TO CLOSE:  Buyers obligation to purchase the Securities and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

(a)

All representations and warranties of Seller contained herein being true at the time of the First Closing;

(b)

Since the date of this Agreement, there must not have been commenced or threatened against Buyer, or against any person affiliated with Buyer, any Proceeding involving any challenge to, or seeking damages or other relief in connection with the contemplated Transaction, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with the contemplated transactions.

Section 3.4

CONDITIONS PRECEDENT TO SELLER OBLIGATION TO CLOSE: Seller’s obligation to sell the Securities and to take the other actions required to be taken by the Sellers at Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Sellers, in whole or in part):

(a)

All representations and warranties of Buyer contained herein being true at the time of Closing;

(b)

Buyer shall have tendered the consideration as specified for Closing

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLERS

Sellers represent and warrant that at the time of the execution of this Agreement:

Section 4.1

MARKETABLE TITLE:

The Sellers shall convey to Buyer good and marketable title in and to the Securities, free and clear of any and all liens, claims and encumbrances, including, but not limited to, any and all pledges and security interests, and all other defects of title of any type whatsoever except for any restrictive legends which may appear on certain certificates as more fully set forth in Exhibit A.

Section 4.2

AUTHORITY:

The Sellers have the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with it;

Section 4.3

OUTSTANDING CLAIMS, SUITS OR ACTIONS:

Sellers, individually and jointly are not aware of any outstanding claims, suits or actions or potential claims, suits or actions in connection with the contemplated sale of the common stock.

Section 4.4

CONTRACTS:  The Sellers are not party to any agreement, contract, or understanding, oral or written, express or implied, which would prevent them from lawfully entering into this Agreement or which would create an obligation upon any of them as a result of this transaction.  Sellers have no contract with a business broker and are not obligated to pay a business broker a commission as a result of this Transaction.

Section 4.5

FINANCIAL INFORMATION:

The Company has delivered all requested financial information and such financial information when taken together as a whole is true, complete, correct, and accurate, and there has been no material change in the financial condition of the Company since the most recent financial information provided.

Section 4.6

NO IMPLIED WARRANTIES OR REPRESENTATIONS.  Except as set forth herein, the Sellers have made no other representations or warranties to the Buyer with respect to the Securities or the transaction.

ARTICLE V

REPRESENTATION AND WARRANTIES OF THE BUYER

The Buyer represents and warrants that:

Section 5.1

The Buyer is a sophisticated investor.  The Buyer has the financial ability to pay the consideration required at Closing and to bear the economic risk of this investment in the Company, has adequate means for providing for the current needs and contingencies of the Buyer and has no need for immediate liquidity with respect to the investment in the Company.

Section 5.2

The Buyer:

(a)

has evaluated the risks of a purchase of the Securities and has relied solely upon his own investigation of the Company and the information and representations made by the Sellers and the Company contained herein this Agreement and any written information and documents provided to Buyer by the Sellers and/or the Company;

(b)

has been given the opportunity to ask questions of, and receive answers from, the Company and Sellers concerning the terms and conditions of the Securities and other matters pertaining to this investment, and has been  given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in any documents provided in order for the Buyer to evaluate the merits and risks of the purchase of the Securities to the extent the Company or Sellers possess such information or could acquire it without unreasonable efforts or expense, and have not been furnished with any other offering literature upon which the Buyer have relied;

(c)

has not been furnished by Sellers with any oral or written representation or oral or written information upon which the Buyer has  relied in connection with the offering of the Securities that is not contained, or referred to,  in this Agreement;

(d)

has  investigated the acquisition of the Securities to the extent the Buyer has l deemed necessary or desirable and the Company or Seller has provided  the Buyer with any assistance the Buyer has requested  in connection herewith;

(e)

has agreed that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements;

(f)

has  determined that the Securities are a suitable investment for the Buyer and that at this time the Buyer can  bear a complete loss of an investment in the Securities purchased hereby; and

(g)

is experienced in transactions involving the purchase of securities and obtaining control of companies such as the Company.

Section 5.3

The Buyer is not relying on the Sellers, or the Company, or any of its affiliates, or this Agreement, with respect to the Buyer’ tax consequences with respect to the Buyer’ purchase of the Securities.

Section 5.4

The Buyer is aware that no federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of this investment.

Section 5.5

The Buyer is an individual over the age of 18 years and is empowered, authorized and qualified to purchase the Securities, in the manner contemplated in this Agreement.

Section 5.6

The Buyer has the right, power, legal capacity and authority to enter into and perform his obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with such actions.

ARTICLE VI

SPECIFIC CONTRACTS AND AGREEMENTS

CONDUCT OF BUSINESS/CONFIDENTIALITY

Section 6.1

CERTAIN CONTRACTS CANCELLED:  As of the date of Closing certain contracts and agreements, whether oral or written, by and between the Sellers and the Buyer shall be deemed cancelled and terminated and neither Sellers nor Buyer shall have any further rights or obligations there under.  In particular:

(a)

Any employment agreements, stock purchase agreements, stock option agreements, convertible instruments and outstanding warrants of any kind whatsoever, by and between, or among, the Sellers and the Company; and

(b)

Any loan agreements, expense reimbursement agreements, payment agreements, or monetary agreements of any kind whatsoever, by and between or among, the Sellers and the Company.

Section 6.2

RESIGNATION FROM BOARD OF DIRECTORS, OFFICER POSITIONS AND EMPLOYMENT:   Immediately following Closing, Michelle Tucker shall resign her position on the Board of Directors and Buyer shall have the right to appoint a Director to replace Michelle Tucker as Director.

Section 6.3

EXPENSES.  Each party shall be responsible for their own attorney’s fees.

Section 6.4

CONFIDENTIALITY

 Each of the parties hereto agrees that it shall not use, or permit the use of, any and all of the information relating to the Sellers or the Buyer, respectively, furnished to each other in connection with this Transaction (“Confidential Information”), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to the Seller or the Buyer, as the case may be, or otherwise than in connection with this Transaction. None of the Parties hereto shall, and each party shall cause its directors, officers, employees, agents, affiliates, and representatives not to, disclose, divulge, provide, or make accessible, or available, any and all of the Confidential Information, in whole or in part, to any person or entity, other than their respective and responsible officers, employees, advisors, or attorneys, or otherwise as required by law or regulation. The parties acknowledge that until public announcement, the terms and existence of this Agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and shall govern their activities accordingly. Prior to Closing, neither party shall disclose the terms of this Agreement to any other person or entity other than its advisors who are under a legal or contractual obligation of confidentiality.  Prior to Closing, neither party shall disclose the existence of this Agreement except to such advisors or as necessary in connection with due diligence under this Agreement.

ARTICLE VII

INDEMNIFICATION AND POST CLOSING OBLIGATIONS

Section 7.1

INDEMNIFICATION BY BUYER:  Buyer (and, after Closing, the Company jointly and severally with the Buyer) shall indemnify, save, defend and hold harmless Sellers from and against any and all damages, costs, liabilities, and expenses, of any kind whatsoever (including reasonable attorneys' fees) arising directly out of (a) any and all activities and/or operations of the Company and the Company’s subsidiaries conducted after the Closing; (b) any and all breaches of this Agreement by Buyer;  (c) any and all claims by a third party relating to Buyer’s and/or the Company’s  actions or gross negligence, not also involving the actions or gross negligence of Seller, occurring after the Closing.

ARTICLE VIII

THE CLOSING

Section 8.3

THE CLOSING.  The Closing shall occur on or before close of business on Wednesday August 6th 2008 or as soon thereafter as possible using reasonable diligence and efforts.  Closing may occur in counterparts as necessary. Buyer shall deposit forty nine thousand dollars ($49,000) with the Sellers by bank wire as per the instructions of Exhibit B. Upon receipt of said bank wire, Sellers shall deliver 1,050,100 shares of common stock with medallion signature guaranteed stock powers for transfer of such shares to Buyer with Corporate Books, SEC filing Codes, and Corporate Seal

ARTICLE IX

GENERAL PROVISIONS

Section 9.1

ASSIGNMENT: Seller may not assign or transfer their interest and/or rights under this Agreement without the prior written consent of the Buyer.  The Buyer may assign this Agreement to one or more persons or entities of which the Buyer controls with the consent of the Seller.

Section 9.2

BINDING EFFECT: This Agreement shall be binding upon the parties hereto and their personal representatives, executors, heirs, beneficiaries, distributees, successors, and permitted assigns, if any.

Section 9.3

NOTICES:

Unless otherwise changed by written notice, any notice or other communications required or permitted hereunder shall be deemed given if sent facsimile, hand delivery or courier addressed to the respective party at the address set forth in the initial paragraph of this Agreement or by other means if receipt of such notice is acknowledged.

Section 9.4:

GOVERNING LAW:

This Agreement shall be governed and interpreted solely in accordance with the laws of the State of Florida, and applicable U.S. federal law, if any, and in each case without regard to their choice of laws principles.  By entering into this Agreement the parties agree to the jurisdiction of the Florida courts with venue in Palm Beach County, Florida.  In the event of any litigation, the prevailing party shall be entitled to recover all costs including attorney’s fees.

Section 9.5:

SURVIVAL OF REPRESENTATIONS:

                    All agreements, representations, covenants, and warranties, on the part of the parties contained herein, shall survive the Closing of this Agreement, and any investigation made at the time with respect thereto, shall not merge into any of the documents and instruments executed and delivered pursuant hereto, and shall remain enforceable to the fullest extent permitted by law and/or equity.

Section 9.6:

ENTIRE AGREEMENT:

This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior, and contemporaneous, negotiations, agreements, and understandings, whether written or oral.  This Agreement, nor any provision herein, may not be changed, waived, discharged, or terminated, except by an express written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

The following have executed this agreement as of the 5th day of August, 2008.

The Selling Shareholders:

/s/ Michelle Tucker

SELLER: Michelle Tucker - Trustee

                 Tucker Family Spendthrift Trust

     150 E. Angeleno Ave.

                 # 1426

                 Burbank, CA 91502

/s/ Michelle Tucker

SELLER: Michelle Tucker – on behalf of Pop Starz Inc.

     Pop Starz Inc. n/k/a Global Entertainment Acquisition Corporation

     8899 Beverly Boulevard

     Suite 911

     Los Angeles, CA 90048

/s/ Steve Latham

BUYER: Steve Latham – President, CEO

    CFO Advisory Group, Inc

                242 Culver Street

                Suite 200

                Lawrenceville, GA. 30045

EXHBIT A
SELLING SHAREHOLDERS

Shareholder

No.

       Consideration

Tucker Family Spendthrift Trust

950,100

$ 44,333.78

Pop Starz Inc.

100,000

$   4,666.22

Total

          1,050,100

            $ 49,000.00

EXHIBIT B

WIRING INSTRUCTIONS

Bank of America

Routing number: 026009593

Account number: 004430647796